COST METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2012
COST METHOD INVESTMENTS
9.	COST METHOD INVESTMENTS

In June 2012, Charm Culture and other shareholders established Shanxi Jiuyuanji Culture Industry Investment Co., Ltd. (“Shanxi Jiuyuanji”). The Group owned an 8.93% equity interest with a total cash contribution of RMB5 million (US$803). Shanxi Jiuyuanji operates culture-related businesses and explores culture tourism market of Shanxi Province.

The Group uses the cost method of accounting to record its cost method investments since the Group does not have the ability to exercise significant influence over the operating and financing policies.

During the years ended December 31, 2010, 2011 and 2012, impairment charges of US$1,810, nil and nil were recognized, respectively. The impairment charge in 2010 was related to Zhizhonghe, a cost method investment acquired in 2008. The fair value of the cost method investments is nil and US$803 as of December 31, 2011 and December 31, 2012, respectively.